UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) August 12, 2004


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               001-13057                                   13-2622036
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        (Commission File Number)               (IRS Employer Identification No.)


 650 MADISON AVENUE, NEW YORK, NEW YORK                        10022
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

            On August 12, 2004, the stockholders of Polo Ralph Lauren Corporation (the "Corporation") approved the amendment and restatement of the Corporation's 1997 Long-Term Stock Incentive Plan, as amended (the "Plan"), in the form approved by the Corporation's Board of Directors (the "Board"), subject to stockholder approval, on July 1, 2004. The material changes effected by the amendment and restatement of the Plan were described in the Corporation's Notice of Annual Meeting of Stockholders and Proxy Statement dated July 2, 2004.


            At its meeting held on August 12, 2004 following the Annual Meeting of Stockholders, the Board, acting in accordance with the terms of the Plan and the New York Stock Exchange's rules on stockholder approval of equity compensation plans, further amended the Plan, without the need to submit the amendments to the stockholders for approval, to provide that:


            (i) Without stockholder approval, no outstanding option granted under the Plan may be amended or modified to reduce its exercise price, and the Committee (as defined in the Plan) may not take any other action that is considered a "repricing" under generally accepted accounting principles or the stockholder approval rules of any applicable stock exchange.


            (ii) Except with respect to a maximum of five percent (5%) of the shares authorized under the Plan, any full value awards that vest solely on the basis of the Participant's (as defined in the Plan) continued employment with, or provision of services to, the Corporation shall not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period, and any full value awards granted under the Plan that vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. For purposes of this amendment, "Full value award" means an award, other than in the form of an ISO, NQSO or SAR, that is settled by the issuance of Shares (as defined in the Plan). Subject to the rights of any Participant under any currently outstanding award, vesting for full value awards may only be accelerated for (i) death, disability, retirement or other termination of employment of the Participant or (ii) a Change of Control (as defined in the Plan).


            (iii) Any material revision to the Plan requires stockholder approval. A "material revision" includes the actions that are identified as constituting material revisions under the NYSE's stockholder approval requirements for equity plans as in effect on August 12, 2004.


            The Board also directed management to restate the Plan to reflect the foregoing amendments. The Plan, as restated to reflect both the amendment and restatement approval by the Corporation's stockholders on August 12, 2004 and the further amendments approved by the Board on that day, is attached as
Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

            Not applicable

(b)         Pro forma financial information.

            Not applicable

(c)         Exhibits.

            EXHIBIT NO.         DESCRIPTION
            -----------         -----------

               99.1 1997 Long-Term Stock Incentive Plan (as Amended and Restated as of August 12, 2004)

                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POLO RALPH LAUREN CORPORATION


Date:  September 30, 2004            By: /s/ Gerald M. Chaney
                                         ---------------------------------------
                                         Name:  Gerald M. Chaney
                                         Title: Senior Vice President of Finance
                                                and Chief Financial Officer

EXHIBIT INDEX
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99.1      1997 Long-Term Stock Incentive Plan (as Amended and Restated
          as of August 12, 2004)